UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2009

Network Communications, Inc.
(Exact name of registrant as specified in its charter)

Georgia	333-134701	58-1404355

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2305 Newpoint Parkway, Lawrenceville, GA 30043
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 962-7220

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Attached hereto is Exhibit 99.1, which is a copy of the press release of Network Communications, Inc. (the “Company”) dated June 17, 2009, reporting the Company’s financial results for the fourth quarter of fiscal year 2009 ended March 29, 2009 and for the comparable period in the prior fiscal year. Exhibit 99.1 is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibit – The following exhibit is furnished as a part of this report:

Exhibit	Description
99.1
Press release dated June 17, 2009 reporting financial results for the fourth quarter of fiscal year 2009 ended March 29, 2009, for Network Communications, Inc. and for the comparable period in the prior fiscal year.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETWORK COMMUNICATIONS, INC.

Date: June 18, 2009	By:	/s/ Gerard P. Parker
Gerard P. Parker
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Exhibit Index

Exhibit	Description
99.1
Press release dated June 17, 2009 reporting financial results for the fourth quarter of fiscal year 2009 ended March 29, 2009, for Network Communications, Inc. and for the comparable period in the prior fiscal year.